Exhibit 99.1

Issue of Warrants and Notice of Conversion of Convertible Notes

Boston, United States Sydney, Australia 1 July 2019 AEST

BOSTON and SYDNEY – 1 July 2019 – GI Dynamics® Inc. (ASX: GID) (the Company) a medical device company that is developing EndoBarrier® for patients with type 2 diabetes and obesity confirms that, following the holding of its 2019 Annual Meeting of Stockholders, it has issued certain warrants associated with the convertible note and warrant financings as announced on 18 March 2019 (March 2019 Warrant) and 8 May 2019 (May 2019 Warrant) to Crystal Amber Fund Limited (Crystal Amber) following stockholder approval.

In addition to the issue of the relevant warrants, the conversion feature under each convertible note issued to Crystal Amber on 18 March 2019 (March 2019 Convertible Note) and 8 May 2019 (May 2019 Convertible Note), which was subject to obtaining stockholder approval, has also been approved by stockholders. The Company confirms that the obtaining of this approval now permits Crystal Amber to convert each relevant convertible note (including the principal amount and any accrued interest thereon) into CHESS Depositary Interests (CDIs) or shares of common stock, should it wish to do so, further in accordance with the terms of each of the March 2019 Convertible Note and the May 2019 Convertible Note.

Further details of the March 2019 Convertible Note, March 2019 Warrant, May 2019 Convertible Note and May 2019 Warrant are provided in the attached Appendix 3B and also under the relevant headings below.

“We are pleased to have the continued support of our stockholders,” said Scott Schorer, president and chief executive officer of GI Dynamics. “It is imperative that GI Dynamics continues to progress towards a successful STEP-1 study and India trial to advance EndoBarrier for a patient population that is in need of a safe and effective treatment option. To do so, we need the continued support of our stockholders and future investors.”

Investor Relations United States: Janell Shields +1 (781) 357-3280 investor@gidynamics.com

Notice of Conversion of Convertible Notes

The Company further confirms that following obtaining the relevant approval of the conversion features under the March 2019 Note and the May 2019 Note, Crystal Amber has provided notice to the Company that it will exercise its voluntary conversion option for the convertible note issued on 30 May 2018 (May 2018 Convertible Note) as well as the March 2019 Convertible Note and the May 2019 Convertible Note into the relevant number of CDIs (being all principal and accrued interest in respect of each convertible note). The Company will review the notices of conversion and will provide a further update once the relevant CDIs have been issued. The referenced CDI issuance is expected to occur within the next few days.

Boston, United States Sydney, Australia 1 July 2019 AEST

The conversion notices received relate to the 2018 Convertible Note, the March 2019 Convertible Note and the May 2019 Convertible Note only (and not to the convertible note issued to Crystal Amber in 2017 or to any warrants that have been issued to Crystal Amber).

Investor Relations United States: Janell Shields +1 (781) 357-3280 investor@gidynamics.com

March 2019 Convertible Note and March 2019 Warrants

The US$1,000,000 March 2019 Convertible Note (plus any accrued interest) is convertible into CDIs at a conversion price of US$0.0127 per CDI. The March 2019 Warrants entitle Crystal Amber to subscribe for up to 78,984,823 CDIs (representing 1,579,696 shares of common stock of the Company) at an exercise price of US$0.0127 per CDI. Both the conversion price under the convertible note and the exercise price under the Warrant are subject to adjustment as set forth in the convertible note and the warrant documentation, respectively.

Any CDIs issued upon the conversion of the March 2019 Convertible Note or upon exercise of the March 2019 Warrants shall rank equally in all respects with all other CDIs on issue from the time of their allotment.

Boston, United States Sydney, Australia 1 July 2019 AEST

The funds raised by issuing the March 2019 Convertible Note have been used by GI Dynamics to fund the continued development of EndoBarrier and for general working capital purposes.

May 2019 Convertible Note and May 2019 Warrants

The US$3,000,000 May 2019 Convertible Note (plus any accrued interest) is convertible into CDIs at a conversion price of US$0.0127 per CDI. The May 2019 Warrants entitles Crystal Amber to subscribe for up to 236,220,480 CDIs (representing 4,724,409 shares of common stock of the Company) at an exercise price of US$0.0127 per CDI. Both the conversion price under the May 2019 Convertible Note and the exercise price under the May 2019 Warrant are subject to adjustment as set forth in the convertible note and the warrant documentation, respectively.

Any CDIs issued upon the conversion of the May 2019 Convertible Note or upon exercise of the May 2019 Warrants shall rank equally in all respects with all other CDIs on issue from the time of their allotment.

The funds raised by issuing the May 2019 Convertible Note are being used by GI Dynamics to fund the continued development of EndoBarrier and for general working capital purposes.

Investor Relations United States: Janell Shields +1 (781) 357-3280

Restrictions on Resale of Securities in the United States

No convertible note, nor any warrant, nor any of the securities issuable under the convertible notes or the warrants have not been registered under the Securities Act of 1933, as amended (Act), or any state securities laws, and until so registered may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Act and applicable state securities laws. This announcement is not an offer to sell, nor a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction or an applicable exemption therefrom.

investor@gidynamics.com

Boston, United States Sydney, Australia 1 July 2019 AEST

About GI Dynamics

GI Dynamics®, Inc. (ASX:GID) is the developer of EndoBarrier®, the first endoscopically-delivered device therapy for the treatment of type 2 diabetes and obesity. EndoBarrier is not approved for sale and is limited by federal law to investigational use only. Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information please visit www.gidynamics.com.

Forward-Looking Statements

This announcement may contain forward-looking statements. These statements are based on GI Dynamics management’s current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

Investor Relations United States: Janell Shields +1 (781) 357-3280

These risks and uncertainties include, but are not limited to, risks associated with our ability to continue to operate as a going concern; our ability to raise sufficient additional funds to continue operations and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); our ability to execute STEP-1 under FDA’s Investigational Device Exemption; our ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; our ability to maintain compliance with our obligations under our existing convertible note and warrant agreements executed with Crystal Amber, including our obligations to make payment on the Note that is due on 1 October 2019; our ability to restructure the terms of the Note with Crystal Amber that is due on 1 October 2019 if we are unable to raise sufficient funds to enable us to fully repay such note when due; obtaining and maintaining regulatory approvals required to market and sell our products; the possibility that future clinical trials will not be successful or confirm earlier results; the

investor@gidynamics.com

Boston, United States Sydney, Australia 1 July 2019 AEST

timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of our products; product pricing; timing of product launches; future financial results; and other factors, including those described in our filings with the U.S. Securities and Exchange Commission.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

###

Investor Relations United States: Janell Shields +1 (781) 357-3280
investor@gidynamics.com

Rule 2.7, 3.10.3, 3.10.4, 3.10.5

Appendix 3B

New issue announcement,

application for quotation of additional securities

and agreement

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 01/07/96 Origin: Appendix 5 Amended 01/07/98, 01/09/99, 01/07/00, 30/09/01, 11/03/02, 01/01/03, 24/10/05, 01/08/12, 04/03/13

Name of entity

GI Dynamics, Inc

ARBN 151 239 388

We (the entity) give ASX the following information.

Part 1 - All issues

You must complete the relevant sections (attach sheets if there is not enough space).

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 1

1	+Class of +securities issued or to be issued

1.  Issuance of an unsecured convertible note in March 2019 that is convertible into CHESS Depositary Interests (CDIs) representing shares of common stock (Shares), the conversion mechanism under which was subject to stockholder approval which was obtained on 30 June 2019 (March 2019 Convertible Note)

2.  Issuance of warrants (unquoted) as announced in March 2019 to subscribe for CDIs representing Shares, the issue of which was subject to stockholder approval which was obtained on 30 June 2019 (March 2019 Warrants)

3.  Issuance of an unsecured convertible note in May 2019 that is convertible into CDIs representing Shares, the conversion mechanism under which was subject to stockholder approval which was obtained on 30 June 2019 (May 2019 Convertible Note)

4.  Issuance of warrants (unquoted) as announced in May 2019 to subscribe for CDIs representing Shares, the issue of which was subject to stockholder approval which was obtained on 30 June 2019 (May 2019 Warrants)

2	Number of +securities issued or to be issued (if known) or maximum number which may be issued

1.  March 2019 Convertible Note: one unsecured convertible note with a face value of US$1,000,000, which is able to be converted into CDIs as detailed in paragraph 3 below.

2.  March 2019 Warrant: 78,984,823 warrants exercisable over 78,984,823 CDIs.

3.  May 2019 Convertible Note: one unsecured convertible note with a face value of US$3,000,000 which is able to be converted into CDIs as detailed in paragraph 3 below.

4.  May 2019 Warrant: 236,220,480 warrants exercisable over 236,220,480 CDIs.

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 3

Principal terms of the +securities (e.g. if options, exercise price and expiry date; if partly paid +securities, the amount outstanding and due dates for payment; if +convertible securities, the conversion price and dates for conversion)

1.  The March 2019 Convertible Note has a maturity date of 18 March 2024 (being 5 years from the date of the issue). The face value of US$1,000,000 together with interest at 10% p.a thereon is able to be converted into CDIs (quoted) with a conversion price of US$0.0127 per CDI (subject to adjustment) with the additional terms more particularly described in the Company’s announcements dated 18 March 2019 - https://www.asx.com.au/asxpdf/20190318/pdf/443km4jspdm0dg.pdf

2.  The March 2019 Warrant grants the option to purchase up to 78,984,823 CDIs at any time from the date of issue until 18 March 2024 (being 5 years from the date of the issue). The exercise price payable is US$0.0127 per CDI (subject to adjustment) with the additional terms more particularly described in the Company’s announcements dated 18 March 2019 - https://www.asx.com.au/asxpdf/20190318/pdf/443km4jspdm0dg.pdf

3.  The May 2019 Convertible Note has an anticipated maturity date of 11 July 2024 (being 5 years from the date of full payment of the funding payable under the May 2019 Convertible Note). The face value of US$3,000,000 together with interest at 10% p.a thereon is able to be converted into CDIs (quoted) with a conversion price equal to US$0.0127 per CDI with the additional terms more particularly described in the Company’s announcements dated 9 May 2019 - https://www.asx.com.au/asxpdf/20190509/pdf/444ytldfmvpkcd.pdf

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 5

4.  The May 2019 Warrant grants the option to purchase up to 236,220,480 CDIs at any time from the date of issue until 5 years from the anticipated date that full payment of the funding payable under the May 2019 Convertible Note is paid (anticipated to be 11 July 2024). The exercise price payable is US$0.0127 per CDI with the additional terms more particularly described in the Company’s announcements dated 9 May 2019 - https://www.asx.com.au/asxpdf/20190509/pdf/444ytldfmvpkcd.pdf

4

Do the +securities rank equally in all respects from the +issue date with an existing +class of quoted +securities?

If the additional +securities do not rank equally, please state:

•   the date from which they do

•   the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

•   the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

The CDIs issued upon exercise of the March 2019 Warrant and the May 2019 Warrant or upon conversion of either the March 2019 Convertible Note or the May 2019 Convertible Note will rank equally with the Company’s existing CDIs, including in terms of the eligibility to participate in any dividends.

5	Issue price or consideration

1.  March 2019 Convertible Note: US$1 million face value.

2.  March 2019 Warrant: nil issue price (issued in conjunction with the March 2019 Convertible Note).

3.  May 2019 Convertible Note: US$3 million face value.

4.  May 2019 Warrant: nil issue price (issued in conjunction with the May 2019 Convertible Note).

6	Purpose of the issue (If issued as consideration for the acquisition of assets, clearly identify those assets)

1.  The March 2019 Convertible Note was issued to cornerstone shareholder, Crystal Amber Fund Limited. All funds were used to meet ongoing working capital needs and the ongoing development of Endobarrier.

2.  The March 2019 Warrant was issued to cornerstone shareholder, Crystal Amber Funds Limited. The March 2019 Warrant was issued in conjunction with the March 2019 Convertible Note and any funds received from the exercise will be used to meet ongoing working capital needs and the ongoing development of Endobarrier.

3.  The May 2019 Convertible Note was issued to cornerstone shareholder, Crystal Amber Fund Limited. The funds are being used to meet ongoing working capital needs and the ongoing development of Endobarrier.

4.  The May 2019 Warrant was issued to cornerstone shareholder, Crystal Amber Funds Limited. The May 2019 Warrant was issued in conjunction with the May 2019 Convertible Note and any funds received from the exercise will be used to meet ongoing working capital needs and the ongoing development of Endobarrier.

6a

Is the entity an +eligible entity that has obtained security holder approval under rule 7.1A?

If Yes, complete sections 6b – 6h in relation to the +securities the subject of this Appendix 3B, and comply with section 6i

N/A
6b	The date the security holder resolution under rule 7.1A was passed	N/A

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 7

6c	Number of +securities issued without security holder approval under rule 7.1	N/A

6d	Number of +securities issued with security holder approval under rule 7.1A	N/A

6e	Number of +securities issued with security holder approval under rule 7.3, or another specific security holder approval (specify date of meeting)	N/A

6f	Number of +securities issued under an exception in rule 7.2	N/A

6g	If +securities issued under rule 7.1A, was issue price at least 75% of 15 day VWAP as calculated under rule 7.1A.3? Include the +issue date and both values. Include the source of the VWAP calculation.	N/A

6h	If +securities were issued under rule 7.1A for non-cash consideration, state date on which valuation of consideration was released to ASX Market Announcements	N/A

6i	Calculate the entity’s remaining issue capacity under rule 7.1 and rule 7.1A – complete Annexure 1 and release to ASX Market Announcements	N/A

7

+Issue dates

Note: The issue date may be prescribed by ASX (refer to the definition of issue date in rule 19.12). For example, the issue date for a pro rata entitlement issue must comply with the applicable timetable in Appendix 7A.

Cross reference: item 33 of Appendix 3B.

1. 18 March 2019 (conversion feature approved on 30 June 2019) 2. 30 June 2019 3. 9 May 2019 (conversion feature approved on 30 June 2019) 4. 30 June 2019

		Number	+Class
8	Number and +class of all +securities quoted on ASX (including the +securities in section 2 if applicable)	Actual number of CDIs quoted is 958,986,849 CDIs	CDIs

963,877,299 CDIs would be quoted if all shares of common stock were held as CDIs

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 9

	Number	+Class
Number and +class of all +securities not quoted on ASX (including the +securities in section 2 if applicable)	97,809 shares of common stock (or 4,890,450 CDIs)	Shares of common stock issued as of 8 March 2018

	7,116 options (over 7,116 shares of common stock or 355,800 CDIs)	Options issued under the 2003 Omnibus Stock Plan

	1,355,767 options (over 1,355,767 shares of common stock or 67,788,350 CDIs)	Options issued under the 2011 Employee, Director and Consultant Equity Incentive Plan

	250,000 performance stock units (over 250,000 shares of common stock or 12,500,000 CDIs)	Performance stock units issued under the 2011 Employee, Director and Consultant Equity Incentive Plan

	28,532 warrants (over 28,52 shares of common stock of 1,426,600 CDIs)	Warrants to purchase shares of common stock issued 4 May 2016

	97,222,200 warrants (over 97,222,200 CDIs)	Warrants to purchase CDIs issued pursuant to a Note and Warrant Purchase Agreement dated 30 May 2018

	78,984,823 warrants (over 78,984,823 CDIS)	Warrants to purchase CDIs issued pursuant to a Note and Warrant Purchase Agreement dated 18 March 2019

	236,220,480 warrants (over 236,220,480 CDIs)	Warrants to purchase CDIs issued pursuant to a Note and Warrant Purchase Agreement dated 30 June 2019

		One Convertible Note with a face value of US$5,000,000	Convertible Note issued pursuant to a Note Purchase Agreement dated 16 June 2017

		One Convertible Note with a face value of US$1,750,000	Convertible Note issued pursuant to a Note Purchase Agreement dated 30 May 2018

		One Convertible Note with a face value of US$1,000,000	Convertible Note issued pursuant to a Note Purchase Agreement dated 18 March 2019

		One Convertible Note with a face value of US$3,000,000	Convertible Note issued pursuant to a Note Purchase Agreement dated 9 May 2019

10	Dividend policy (in the case of a trust, distribution policy) on the increased capital (interests)	No change

Part 2 - Pro rata issue

11	Is security holder approval required?	N/A

12	Is the issue renounceable or non-renounceable?	N/A

13	Ratio in which the +securities will be offered	N/A

14	+Class of +securities to which the offer relates	N/A

15	+Record date to determine entitlements	N/A

16	Will holdings on different registers (or subregisters) be aggregated for calculating entitlements?	N/A

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 11

17	Policy for deciding entitlements in relation to fractions	N/A

18

Names of countries in which the entity has security holders who will not be sent new offer documents

Note: Security holders must be told how their entitlements are to be dealt with.

Cross reference: rule 7.7.

N/A

19	Closing date for receipt of acceptances or renunciations	N/A

20	Names of any underwriters	N/A

21	Amount of any underwriting fee or commission	N/A

22	Names of any brokers to the issue	N/A

23	Fee or commission payable to the broker to the issue	N/A

24	Amount of any handling fee payable to brokers who lodge acceptances or renunciations on behalf of security holders	N/A

25	If the issue is contingent on security holders’ approval, the date of the meeting	N/A

26	Date entitlement and acceptance form and offer documents will be sent to persons entitled	N/A

27	If the entity has issued options, and the terms entitle option holders to participate on exercise, the date on which notices will be sent to option holders	N/A

28	Date rights trading will begin (if applicable)	N/A

29	Date rights trading will end (if applicable)	N/A

30	How do security holders sell their entitlements in full through a broker?	N/A

31	How do security holders sell part of their entitlements through a broker and accept for the balance?	N/A

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 13

32	How do security holders dispose of their entitlements (except by sale through a broker)?	N/A

33	+Issue date	N/A

Part 3 - Quotation of securities

You need only complete this section if you are applying for quotation of securities

34	Type of +securities (tick one)

(a)	☒	+Securities described in Part 1

(b)	☐	All other +securities

Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

Entities that have ticked box 34(a)

Additional securities forming a new class of securities

Tick to indicate you are providing the information or documents

35	☐	If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36	☐

If the +securities are +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories

1 - 1,000

1,001 - 5,000

5,001 - 10,000

10,001 - 100,000

100,001 and over

37	☐	A copy of any trust deed for the additional +securities

+ See chapter 19 for defined terms.

Appendix 3B Page 14	04/03/2013

Entities that have ticked box 34(b)

38	Number of +securities for which +quotation is sought

39	+Class of +securities for which quotation is sought

40

Do the +securities rank equally in all respects from the +issue date with an existing +class of quoted +securities?

If the additional +securities do not rank equally, please state:

•  the date from which they do

•  the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

•  the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

41	Reason for request for quotation now Example: In the case of restricted securities, end of restriction period (if issued upon conversion of another +security, clearly identify that other +security)

		Number	+Class
42	Number and +class of all +securities quoted on ASX (including the +securities in clause 38)

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 15

Quotation agreement

1	+Quotation of our additional +securities is in ASX’s absolute discretion. ASX may quote the +securities on any conditions it decides.

2	We warrant the following to ASX.

•	The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

•	There is no reason why those +securities should not be granted +quotation.

•	An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

•

Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

•

If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.

3	We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4

We give ASX the information and documents required by this form. If any information or document is not available now, we will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.

Sign here: /s/ Charles R. Carter	Date: 6/30/19
(Director/Company secretary)

Print name: Charles R. Carter

==   ==   ==   ==   ==

+ See chapter 19 for defined terms.

Appendix 3B Page 16	04/03/2013